Money Market Funds

Statement of
Additional Information

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New York Municipal Money Fund

Statement of Additional Information
August 28, 2015

1285 Avenue of the Americas,
New York, New York 10019-6028

Statement of Additional Information

The five funds named above (together, the "funds") are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust.

The funds' investment advisor and administrator is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter for the funds. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

Portions of the funds' annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds' current prospectus, dated August 28, 2015. A copy of the prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-647 1568. The prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 28, 2015.

Ticker symbols:

Money Market Portfolio	RMAXX
U.S. Government Portfolio	RUSXX
Tax-Free Fund	RTFXX
California Municipal Money Fund	RCAXX
New York Municipal Money Fund	RNYXX
Table of contents	Page
The funds and their investment policies	3
The funds' investments, related risks and limitations	7
Disclosure of portfolio holdings	39
Organization of the funds; directors/trustees and officers; principal holders and management ownership of securities	45
Investment advisory, administration and principal underwriting arrangements	61
Portfolio transactions	67
Additional purchase and redemption information; financial institutions	69
Valuation of shares	70
Taxes	71
Potential conflicts of interest	78
Other information	86
Financial statements	87

The funds and their investment policies

Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less and seeks to maintain a stable price of $1.00 per share. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 60 days or less; each fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

Tax-Free Fund, California Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal money market funds."

Money Market Portfolio

Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days. The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax, such as tax-exempt commercial paper and short-term municipal notes, which are described further below.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

U.S. Government Portfolio

U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio's 80% policy, as described above, is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

The fund's board has determined that the fund will operate as a "government money market fund" under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a "government money market fund" under Rule 2a-7, the fund (1) will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) will not be subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds in the future should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund's board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund's policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective).

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

Tax-Free Fund

Tax-Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (as defined above) of a single issuer for a period of up to three business days. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

California Municipal Money Fund

California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

New York Municipal Money Fund

New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See

"The funds' investments, related risks and limitations—Investment limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

The funds' investments, related risks and limitations

The following supplements the information contained in the funds' prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

Yields and credit ratings of money market instruments; First Tier Securities.  The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

US Government securities.  US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so.

Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations.  Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the US Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.  The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Variable and floating rate securities and demand instruments.  Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of municipal and other issuers, including tender option bonds, to the extent otherwise consistent with the fund's investment objective and policies. The municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less and otherwise consistent with the fund's investment objective and policies. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock.  Each fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See "The funds' investments, related risks and limitations—Investments in other investment companies."

Variable amount master demand notes.  Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities.  Money Market Portfolio's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments.

Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Credit and liquidity enhancements.  A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Illiquid securities.  The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.  Money Market Portfolio may enter into repurchase agreements with respect to a variety of securities or obligations. U.S. Government Portfolio may enter into repurchase agreements with respect to any security in which it is authorized to invest (e.g., Treasuries and agencies), except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit, bankers' acceptances and other securities/obligations. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a fund's investment strategies and limitations, may require the fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The funds' investments, related risks and limitations—Segregated accounts."

Counterparties.  A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

Operations risk.  Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.  Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets. See also "The funds' investments, related risks and limitations—Segregated accounts."

Investments in other investment companies.  Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and/or other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The funds' investments, related risks and limitations—Auction rate and remarketed preferred stock."

Lending of portfolio securities.  Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in a fund's interest.

State Street Bank and Trust Company has been approved to serve as lending agent and receives fees for such services.

Segregated accounts.  When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account

(or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under the commitment.

Non-diversified status of single state municipal money market funds.  California Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more "diversified," because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

Types of municipal securities.  Each municipal money market fund may invest in a variety of municipal securities, as described below:

Municipal bonds.  Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal securities may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the securities and thus the value of a fund's investment. Further, a state, municipality, public authority or other issuers of municipal securities may file for bankruptcy, which may significantly affect the value of the securities issued by such issuers and therefore the value of a fund's investment. During the recent economic downturn, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may be unable to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issues fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events could also result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations.  Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by a municipal money market fund. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds ("IDBs") and private activity bonds ("PABs").  IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a "Tax Preference Item." See "Taxes" below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

Participation interests.  Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The funds' investments, related risks and limitations—credit and liquidity enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds.  A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a municipal money market fund holds a bond subject to a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds.  Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal money market funds may invest in such securities with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the securities to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If a fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions.

Certain regulations could impact the tender option bonds in which a fund invests. In particular, U.S. regulators adopted rules designed to implement Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Volcker Rule and the Risk Retention Rules apply to, among other things, tender option bond programs. These rules have the effect of restricting banking entities from: (i) acting as a sponsor or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) servicing or maintaining relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. As a result, these rules may adversely affect the tender option bond market and, more broadly, the municipal bond market, which could negatively impact the funds.

Tax-exempt commercial paper and short-term municipal notes.  Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Mortgage subsidy bonds.  The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

Stand-by commitments.  A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive investments.  When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.

Special considerations relating to California municipal securities.  The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in California (the "State") and is derived primarily from State and local agency-issued materials that are publicly available. Although it has not been independently verified, the information presented herein is believed to be accurate as of the date of this SAI. This information may change, sometimes rapidly, without notice. These changes may negatively impact the fiscal condition of the State and its municipalities, which could harm the performance of the fund. The fund does not have any obligation to update this information throughout the year.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there may be no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, the State or its municipalities could affect the market values and marketability of any or all securities issued by the State and its municipalities.

Economic factors affecting the State

California's economy is the largest among the 50 states and one of the largest in the world. It has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. As a result, economic problems or factors that negatively impact these sectors may have a negative effect on the value of California municipal securities, which may reduce the performance of the fund.

The 2014 estimate of the State's population is 38.5 million, which represents approximately 12% of the total United States population. The State's population grew about twice as rapidly as the national population during the last half of the 20th century, averaging about 27% growth for each decade between 1950 and 2000. Although California's population growth has slowed since the 1980s, California's Department of Finance projects that the State's total population will reach 50 million by 2050.

During the recent recession, California experienced a significant economic downturn. Exacerbating this problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts, and expenditure reduction proposals that did not materialize. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011, which were addressed largely through various spending cuts and payment deferrals. However, the prospects for the California economy have improved over the more recent period. Such improvement has been facilitated by a recovering economy, increased revenues from the temporary tax revenues generated by Proposition 30, and a recent emphasis on debt repayment.

Despite the recent significant budgetary improvements, there remain a number of major risks and pressures that threaten the State's financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities associated with the teachers' retirement system and State retiree health benefits. The State's revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. The expenditure reductions and extraordinary pressures on the State budget in recent years have resulted in continuing fiscal pressures on local governments throughout the State.

There can be no assurances that the State will not continue to face fiscal stress, that such circumstances will not become more difficult, or that other impacts of the current economic situation and the lingering effects from the most recent recession will not further materially adversely impact the State's financial condition. Any deterioration in the State's financial condition may have a negative effect on the value of the securities issued by the State and its municipalities, which could reduce the performance of the fund.

General risks.  Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State's budget unpredictably from fiscal year to fiscal year. For example, the State's 2015-16 budget is based on forecasts of national and State economic activity. Because the budget is based on currently available information and various assumptions, the budget's economic forecasts have frequently failed to predict accurately the timing and magnitude of changes to the national and State economies. These include discrete and cyclical events. The State budget also relies on estimates and assumptions concerning Federal aid, Federal and State law changes (and the absence thereof), and audit activity, which may be inaccurate and are subject to change.

Market events may result in a high degree of uncertainty and volatility in the financial markets and overall economy that may impact a wide range of financial institutions, markets and sectors. In addition, inflationary pressures could come from various sources, including rising energy and other commodity prices, lower productivity growth, a weaker dollar or tighter labor market. Higher inflation, in turn, might induce the Federal Reserve to raise its short term interest rate target, restraining economic growth. Additionally, a stronger dollar and weak global economy could negatively affect the State's export-related and tourism industries. On the other hand, greater than projected energy price declines or global growth could result in stronger economic growth. All these events could affect the State economy.

Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to issue new debt or pay debt service on their obligations.

Constitutional limitations on taxes, other charges and appropriations

Limitation on property taxes.  Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California's local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit, and requires voters of any governmental unit to give two-thirds approval to levy any "special taxes" (those devoted to a specific purpose).

Limitations on other taxes, fees and charges.  On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, approved by State voters on November 2, 2010, amended Article XIIIC by adding an expansive definition of "taxes" to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote, and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service."

All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property-related service or that are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Constitutional appropriations and spending limits.  The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and Proposition 111 in 1988 and 1990, respectively. In relevant part, Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments, such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are: (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations required to comply with mandates of courts or the Federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in State per capita personal income and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers through rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may, by voter approval, exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and State per capita personal income and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal securities or on the ability of the State or local governments to pay debt service on such California municipal securities. Furthermore, it is not possible at the present time to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or changes in the State's laws or Constitution may affect the ability of the State or local issuers to repay their obligations.

Balanced Budget Amendment.  On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which affects future State budgeting procedures by, among other things, requiring that the State maintain a balanced budget and establishing a special reserve. On November 2, 2010, the voters of the State approved Proposition 25, an initiative measure that amends the State's Constitution to provide that the Budget Act must be approved by a majority (as opposed to two-thirds) vote of each House of the State's Legislature. Proposition 58 was linked to Proposition 57, also approved by the voters in 2004, which authorized the issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax and certain additional obligations incurred by the State. As voter-approved general obligation bonds, these bonds are also secured by the State's full faith and credit and payable from the General Fund in the event the dedicated sales tax revenue is insufficient to repay the bonds.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act for a given year, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The State's Governors have declared several such fiscal emergencies in 2008, 2009, 2010 and 2011 and called the State Legislature into various special sessions to address budget shortfalls.

The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in fiscal year 2006-07, a portion of estimated annual General Fund revenues would be transferred by the Controller into the BSA not later than September 30 of each year. The transfer would begin at 1% of revenues and increase annually to reach a level of 3%. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers are expected to continue until the BSA reaches a balance of the greater of $8 billion or 5% of General Fund revenue. Moneys in the BSA could be used to make up for unexpected budget imbalances, but would then have to be replenished with future transfers until the target level is reached. The annual transfer could be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment required that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds ("ERBs") approved by Proposition 57. A total of approximately $1.5 billion was transferred to retire ERBs in fiscal year 2006-07 ($472 million) and 2007-08 ($1.0 billion). The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2013-14 due to the condition of the General Fund. The 2014 Budget Act included a one-time transfer of approximately $1.6 billion to the BSA, which is the first transfer to the account since 2007.

A final provision of the Amendment prohibits future long-term bond issuances for the purpose of funding budget deficits once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized. The entire authorized amount of ERBs was issued in three sales, in May and June 2004 and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the most recent recession and in 2011 for debt service savings. All outstanding ERB's were effectively retired in August 2015.

In November 2014, voters approved Proposition 2. Proposition 2 amended the State Constitution to end the existing rules for the BSA and replaced them with new rules. The new rules require a minimum expenditure of 0.75% of General Fund revenues per year for the next 15 years to repay certain existing State debts. After 15 years, the legislature can choose to keep paying off those debts, or transfer that amount to the BSA. The new rules also require a minimum transfer of 0.75% of General Fund revenues per year into the BSA. These amounts increase if capital gains taxes exceed a certain percentage of the General Fund revenues.

Proposition 2 also increases the maximum size of the BSA to 10% of General Fund revenues, and provides that the minimum required transfer to the BSA cannot be reduced, unless the governor declares a "budget emergency" and the legislature concurs. A "budget emergency" can be declared only if there is a natural disaster, or there is not enough money available to keep General Fund spending at the highest level of the past three years (adjusted for changes in the State population and the cost of living). In addition, the State can only take money out of the BSA in the amount needed for the natural disaster or to keep spending at the highest level of the past three years. Moreover, if there was no budget emergency the year before, the State could take out no more than half of the money in the BSA.

Proposition 2 also created a State reserve for schools, funded by capital gains taxes exceeding a certain amount, and set limits for school district reserves.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2015, the State had approximately $77.6 billion aggregate principal of its long-term general obligation bonds outstanding. Of this amount, approximately $76 billion was payable primarily from the State's General Fund and approximately $929 million was payable from special revenue sources. As of July 1, 2015, there were unused voter authorizations for the future issuance of an aggregate amount of approximately $30.1 billion of long-term general obligation bonds, some of which may be first issued as commercial paper notes. Of this unissued amount, approximately $596 million is for general obligation bonds payable from revenue sources other than the General Fund.

In June 2014, voters approved a measure that authorizes $600 million of general obligation bonds to finance rental housing programs for military veterans. This measure also cancelled $600 million of existing authorization from a 2008 veterans home ownership bond act, which is payable from mortgage payments made by veteran homeowners. In November 2014, State voters approved a ballot measure that authorized the issuance of a total of approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to California's water supply systems, water quality improvements and water infrastructure improvements. Of this amount, approximately $7.1 billion is new bond authorization, and the balance is a reallocation of unused authority from previously-approved bond measures.

Recent financial results

General Fund.  The General Fund ended fiscal year 2014-15 with a positive reserve of approximately $2.4 billion.

As described in more detail below, for fiscal year 2015-16, the General Fund is estimated to receive approximately $115.0 billion in revenues and transfers while making $115.4 billion in expenditures. The majority of General Fund revenues and transfers is derived from the State's big three taxes—personal income taxes, sales and use taxes and corporation taxes. The projected excess of expenditures over revenues and transfers is due in part to the budgetary accounting treatment of the BSA transfer and to the allocation of revenues to pay down certain of the State's liabilities.

During the 2015-16 fiscal year, total General Fund tax revenue is expected to increase from fiscal year 2014-15. General Fund expenditures for fiscal year 2015-16 are expected to exceed expenditures in fiscal year 2014-15 by approximately $896 million.

Fiscal year 2014-15 budget. On June 20, 2014, Governor Brown signed the 2014-15 Budget Act. The 2014-15 Budget Act anticipated revenues and transfers of $105.5 billion, including estimated personal income tax receipts of $70.2 billion, sales tax receipts of $23.8 billion and corporation tax receipts of $8.9 billion, which is 3.2% higher than the budgeted revenues and transfers for fiscal year 2013-14. The enacted budget anticipated expenditures of approximately $108.0 billion, which is 7.2% higher than the budgeted expenditures for fiscal year 2013-14. The 2014-15 Budget Act also included special fund expenditures of $44.3 billion and bond fund expenditures of $4.0 billion.

Proposed fiscal year 2015-16 budget.  On January 9, 2015, the Governor proposed the budget for fiscal year 2015-16. The 2015-16 Governor's Budget projected General Fund revenues and transfers for fiscal year 2015-16 of $114.8 billion, which represented an increase of 4.9% from revised estimates for fiscal year 2014-15. The 2015-16 Governor's Budget also estimated General Fund expenditures of $113.3 billion, an increase of 1.4% from revised estimates for fiscal year 2014-15, as well as approximately $45.5 billion in spending from State special funds and $5.9 billion from bond funds. An estimated $1.2 billion is budgeted to be transferred to the BSA, and an additional $1.2 billion will be used to pay down existing State debts.

LAO Report.  On January 13, 2015, the Legislative Analyst's Office ("LAO") released its analysis of the 2015-16 Governor's Budget ("LAO Report"). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California's economy, demographics, revenues, and expenditures. The LAO Report commends the Governor's priorities as generally prudent, noting that the Governor's reluctance to propose significant new program commitments outside of Proposition 98 could help avoid a return to the boom-and-bust budgeting cycles of the past. However, the LAO Report cautions that the State's finances remain vulnerable to an economic downturn, and that the array of complex budget formulas—especially those of Proposition 98 and Proposition 2—complicates budget planning and could exacerbate this vulnerability. Accordingly, the LAO Report emphasizes that building budgetary reserves and paying down State debts remain important goals.

The May 2015 revision to the 2015-16 Governor's Budget included a higher forecast of revenues, offset in part by increased General Fund spending requirements under Proposition 98. The revision included a higher forecast of capital gains taxes, which resulted in higher Proposition 2 requirements, increasing the deposit amount for the BSA as well as the expenditure for paying off existing State debt.

On May 7, 2014, the LAO released a report on the State's key liabilities (the "LAO Liabilities Report") in which it estimated that the State's total liabilities amounted to $340 billion, of which $200 billion were, in part, not being sufficiently addressed and merit further legislative attention. It noted, for example, that the California State Teachers' Retirement System pension program is expected to deplete its assets during the 2040's. The LAO Liabilities Report recommended steps that the State should take through which it would make certain key liabilities a priority in order to place the State on a fiscally sound position in upcoming years.

Enacted fiscal year 2015-16 budget.  On June 24, 2015, Governor Brown signed the 2015-16 Budget Act. The 2015-16 Budget Act anticipates General Fund revenues and transfers of $115.0 billion, including estimated personal income tax receipts of $77.7 billion, sales tax receipts of $25.2 billion and corporation tax receipts of $10.3 billion, which is 3.3% higher than the budgeted revenues and transfers for fiscal year 2014-15. The enacted budget anticipates General Fund expenditures of approximately $115.4 billion, which is 0.8% higher than the budgeted expenditures for fiscal year 2014-15. The General Fund expenditures include a $1.9 billion transfer to the Rainy Day Fund. The 2015-16 Budget Act also includes special fund expenditures of $45.7 billion and bond fund expenditures of $6.4 billion.

Cash flow requirements

As part of its cash management program, the State regularly issues short-term obligations to meet cash flow needs. The State frequently issues revenue anticipation notes ("RANs") to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "unapplied money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments. "Priority payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. The State paid its $2.8 billion RAN balance in June 2015, and anticipates no RAN sales in the 2015-16 fiscal year.

Municipal downgrades and bankruptcies.  Municipal bonds and California municipal issuers may be more susceptible to downgrade, default and bankruptcy during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, lower income tax revenue as a result of a high unemployment rate, and budgetary constraints of local, State and federal governments upon which California municipal issuers may be relying for funding. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking, insurance or other parts of the financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the fund's investments.

Any downgrade of a municipal securities insurer may negatively impact the price of insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year. Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund's investments. As a result of continuing financial and economic difficulties, several California municipalities have recently filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the near future.

Bond rating

As of August 26, 2015, the State's general obligation bonds were rated "Aa3" by Moody's Investors Service, Inc., "AA-" by Standard & Poor's Rating Services, and "A+" by Fitch, Inc.

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.

Legal proceedings

The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Obligations of other issuers

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal securities, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State assistance.  The fiscal condition of local governments has been constrained since Proposition 13 was approved by California voters in 1978. Proposition 13 added Article XIIIA to the State Constitution, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose special taxes without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Following the enactment of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax revenues, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provide additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004, and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. As part of the State-Local agreement, Proposition 1A was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8% of local property tax revenues, or approximately $1.9 billion, which was required to be repaid within three years. Furthermore, the State created a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government joint powers agency ("JPA"). The JPA sold bonds in a principal amount of approximately $1.9 billion in November 2009 to pay the participating local governments their property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State repaid the local government borrowing (which in turn fully repaid the bonds of the JPA) in June 2013 from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes some parts of Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing that was done as part of the Amended 2009 Budget Act was not affected by Proposition 22.

To the extent the State should be constrained by Article XIIIB limitations, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The most recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will continue to place additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the Federal welfare reform law.

Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets. Counties are also subject to financial penalties for failure to meet such targets. In addition, counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted to employees during past economic boom times.

Assessment bonds.  California municipal securities, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California long term lease obligations.  Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 that confirmed the legality of these financing methods.

Other considerations

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Potential additional factors, including natural disasters such as earthquakes, may adversely impact State or municipal economies. Also, the effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that could affect the State's or local agencies' ability to raise revenue. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal securities in which the fund may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal securities.

The Budget Control Act of 2011 ("BCA") requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the State currently receives a significant amount each year in federal funds, the BCA is expected to impact the level of State funds in the coming years.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The Federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. On August 24, 2014, the Governor issued an emergency proclamation for three counties in California due to the effects of a 6.0 magnitude earthquake near the City of Napa and continued aftershocks. The earthquake damaged certain critical infrastructure, homes and other structures and caused fires and the temporary closure of some roads and highways. It is too early to know at this time whether there will be any material costs to the General Fund resulting from the earthquake. Any California municipal securities in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

Over the recent period, the State has experienced record drought conditions. On January 17, 2014, the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to prepare for these drought conditions. The State of California Department of Water Resources has reduced water allocations from the State Water Project, and the U.S. Bureau of Reclamation has announced reduced water allocations from the federal Central Valley Project for 2014. The State Legislature passed and the Governor signed emergency legislation to provide over $680 million (of which $541 million is from existing voter-approved bonds) for drought relief efforts, such as assisting citizens disproportionately impacted by the drought and supporting local and regional water supply and conservation projects. The 2015 Budget Act includes an additional $1.8 billion of one-time resources to continue the State's response to drought impacts.

Special considerations relating to New York municipal securities.  The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in New York (the "State") and is derived primarily from State and local agency-issued materials that are publicly available. Although it has not been independently verified, the information presented herein is believed to be accurate as of the date of this SAI. This information may change, sometimes rapidly, without notice. These changes may negatively impact the fiscal condition of the State and its municipalities, which could harm the performance of the fund. The fund does not have any obligation to update this information throughout the year.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there may be no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. Furthermore, in the current economic climate, bond issuers may continue to encounter difficulties that negatively affect the marketability of State municipal securities. The overall impact these difficulties may have on the State and its municipalities is unknown. However, a credit rating downgrade relating to, default by, or insolvency or bankruptcy of, the State or its municipalities could affect the market values and marketability of any or all securities issued by the State and its municipalities.

Economic factors affecting the State

New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment. As a result, economic problems or factors that negatively impact these areas may have an adverse affect on the value of the State's municipal securities, which may reduce the performance of the fund.

The State's private sector labor market has outperformed expectations in recent years, with gains in the real estate services and construction, transportation and warehousing and financial services sectors. As a result, overall private sector employment is expected to grow by 1.7% in 2014 and 1.4% in 2015. Further, preliminary data indicates that the State's long-term decline in government employment may end soon. In line with the growth in the State's labor market, wages in the State are projected to grow by 4.5% in both fiscal years 2014-15 and 2015-16. As of May 2015, the State's unemployment rate was 5.7%, a decrease of 0.7% from May 2014. The national unemployment rate as of May 2015 was 5.5%.

The State's recent growth comes after facing one of the worst recessions in U.S. history. In addition, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. While the State has made significant steps toward recovery, both of these events dealt major blows to the State's financial health. As a result, there can be no guarantee that long-lasting effects will not continue to weigh on the State's economic condition.

Other significant risks to the State's economic forecast also exist. For example, the global economic outlook remains uncertain as many economies within the European Union have continued to struggle with high levels of public debt and weak economic growth.

While authorities have taken actions intended to stimulate growth in the region, there is no assurance that such measures will be successful. These risks, taken with a strengthening U.S. dollar, may lead to weaker net exports for the State in the near term. Additionally, proposals to increase the State's minimum wage level for certain industries have recently gained major traction. The effects of these proposals are difficult to predict given their unprecedented nature. Due to its position as the nation's financial capital, volatility in the financial markets poses a particularly large degree of uncertainty for New York. In particular, Federal Reserve policy could have a detrimental effect on financial markets, which could adversely impact State finances. Moreover, recent increases in tax rates at the national level may influence employer and tax payer behavior in unforeseen ways, which adds uncertainty to State revenue projections. If the State's revenues fall short of projections, the State could face additional fiscal pressure, which could impact the marketability, liquidity or value of the State's securities.

As part of its cash management program, the State's General Fund is authorized to borrow resources temporarily from other available funds in the State's short-term investment pool ("STIP"). The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. The New York State Division of the Budget ("DOB") expects that the State will have sufficient liquidity to make payments as they become due throughout fiscal year 2015-16. However, there can be no guarantee that the State will not need to rely on short-term borrowing in the future.

Fiscal year 2014-15 plan

On February 20, 2015, the DOB issued an updated financial plan for the State, which included projected financial results for fiscal year 2014-15. This information may not have been audited and reflects only the DOB's best estimates at the time of issuance.

The State projected the General Fund to end fiscal year 2014-15 with a closing balance of $7.8 billion. This closing balance consisted of $1.3 billion in the Tax Stabilization Reserve, $540 million in the Rainy Day Reserve, $21 million in the Contingency Reserve, $51 million reserved for prior-term labor agreements, $500 million reserved for debt management and $5.4 billion in monetary settlements. The estimated closing balance of the General Fund was $5.5 billion higher than the closing balance of the General Fund at the end of fiscal year 2013-14. The higher closing fund balance reflected the projected impact of financial settlements reached by State authorities with a number of banks for violation of New York banking laws.

General Fund receipts, including transfers from other funds, were estimated to total $68.7 billion in fiscal year 2014-15. Total receipts during fiscal year 2014-15 were $6.8 billion (11.1%) higher than in the prior fiscal year. Similarly, total tax receipts were $3.2 billion (5.8%) higher. Revenues from the State's major tax sources remained relatively constant from the prior fiscal year; however, General Fund miscellaneous receipts increased by over $5 billion due to monetary settlements.

General Fund disbursements, including transfers to other funds, were estimated to total $63.2 billion in fiscal year 2014-15, which were $1.9 billion (3.2%) higher than in the previous fiscal year. This increase reflected expected growth in various local assistance programs, as well as increased disbursements to fund State departmental operations.

Fiscal year 2014-15 results

Net position.  The State's net position is the difference between the value of all of the State's assets and deferred outflows of resources, and the State's liabilities and deferred inflows of resources. Over time, increases or decreases in net position may serve as a useful indicator of changes in a government's financial position.

In its 2015 Financial Report released July 24, 2015, the Office of the State Comptroller reported a net position of $33.3 billion, comprised of $70.6 billion in net investment in capital assets, and $5.1 billion in restricted net position, offset by an unrestricted net position deficit of $42.4 billion. Net position reported for governmental activities increased by $4.7 billion, totaling $32.5 billion. Unrestricted net position for governmental activities—the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements—had a deficit of $39.8 billion as of March 31, 2015.

The deficit in unrestricted governmental position, which decreased by $5 billion in 2015, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities and the obligation related to other postemployment benefits ($13.6 billion). Such outstanding debt included: securitizing the State's future tobacco settlement receipts ($1.7 billion); eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($2.3 billion); and borrowing for local highway and bridge projects ($4 billion), local mass transit projects ($1.6 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($13.2 billion). This deficit in the unrestricted net position of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

The net position for business-type activities increased by $1.6 billion in 2015 as compared to a deficit of $841 million in 2014. The increase in the net position for business-type activities was caused primarily by employer contributions and other revenue exceeding unemployment benefit payments for the Unemployment Insurance Fund ($1.8 billion), Lottery revenues exceeding expenses, including education aid transfers ($83 million), and CUNY Senior College operating revenues and State support exceeding operating expenses ($11 million). This increase was partially offset by SUNY expenses exceeding operating revenues and State support ($232 million).

Governmental activities.  The State's total revenues for governmental activities of $143.4 billion exceeded its total expenses of $137 billion by $6.4 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenues was $74.8 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants, were $68.6 billion in 2015. The State paid for the remaining "public benefit" portion of governmental activities with $72.5 billion in taxes and $2.3 billion in other revenues including investment earnings.

Business-type activities.  The cost of all business-type activities in 2015 was $22.2 billion, a decrease of $1.6 billion as compared to 2014. Decreases in unemployment benefit payments for the Unemployment Insurance Fund and in Lottery prizes, commissions and fees, and other operating expenses, were offset by increases in SUNY educational and general expenses, hospital and clinic costs and interest on capital related debt, and by increases in CUNY Senior Colleges educational and general expenses. The amount reported as transfers that General Fund tax revenues ultimately financed for business-type activities was $2 billion after activity costs were paid by those directly benefiting from the programs ($13.9 billion), and after grants and contributions ($6.5 billion). The decrease in revenues from operating grants and contributions was primarily due to the decrease in Federal funding into the Unemployment Insurance Fund. The small decrease in revenues from charges for services ($37 million) was primarily caused by decreases in Lottery ticket and video gaming sales.

State funds.  As the State completed fiscal year 2014-15, its governmental funds reported a combined fund balance of $14.2 billion. Included in the total change in fund balance is a surplus of $6.6 billion in the State's General Fund, resulting from expenditures exceeding revenues by $5.5 billion, which was offset by other financing sources of $11.1 billion and a special item for State Insurance Fund reserve release of $1 billion to the General Fund. The General Fund reported increases in personal taxes ($3.6 billion), consumption and use taxes ($98 million) and miscellaneous revenues and special items ($3.9 billion). These increases were offset by decreases in business taxes ($109 million) and other taxes ($44 billion). Compared to the prior year, personal income tax revenue increased due to greater income tax withholdings and estimated tax payments. The increase in miscellaneous revenues and the special item is due to revenue sources related to financial settlements with a number of banks and other associated entities for violations of New York banking laws and the State Insurance Fund reserve release. Total General Fund revenues increased $7.4 billion while expenditures increased $830 million. Local assistance expenditures increased by nearly $511 million, due primarily to the timing of education assistance expenditures offset by transportation, public health and public welfare expenditures. State operations expenditures increased $319 million due to higher expenditures related to personal service and fringe benefits costs related to the repayments of the deficit reduction withheld from employees in the 2011-12 fiscal year.

The State ended the fiscal year 2014-15 with a General Fund accumulated fund balance of $6.1 billion.

Capital assets.  As of the end of fiscal year 2014-15, the State had $101.8 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure, which primarily includes roads and bridges. This amount represents a net increase (including additions and deductions) of $1.4 billion over the previous fiscal year.

The State is responsible for maintaining more than 42,700 lane miles of highway and 7,902 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.5 billion in 2015.

The State's 2015-16 fiscal year capital budget calls for it to spend $11.2 billion for capital projects, of which $4.7 billion is for transportation projects. To pay for these capital projects, the State plans to use $685 million in general obligation bond proceeds, $5.4 billion in other financing arrangements with public authorities, $1.4 billion in Federal funds, and $3.7 billion in funds on hand or received during the year.

Debt administration.  The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the State Legislature or from assignment of revenue in the case of Tobacco Settlement Revenue Bonds. Equipment, Capital Leases and Mortgage Loan Commitments, which represent $302 million as of March 31, 2015, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities and certificates of participation.

The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities—thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities, to include debt instruments that result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15% of total outstanding State-supported debt.

As of March 31, 2015, the State had $193 million in State-supported (net) variable rate bonds outstanding and $1.9 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate.

At March 31, 2015, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.4% of the State-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $1.9 billion were equal to 4% of the total State-supported debt portfolio.

At March 31, 2015, the State had $57.4 billion in bonds, notes, and other financing agreements outstanding, which represents a decrease of $932 million from the prior year.

Fiscal year 2015-16 budget

In April 2015, the Governor enacted the budget for fiscal year 2015-16 ("Enacted Budget"). DOB estimates that the Enacted Budget is balanced in the General Fund on a cash basis and that the State will experience a budget surplus of $61 million in fiscal year 2016-17.

The Enacted Budget projects that the General Fund will receive total receipts of $68.8 billion in fiscal year 2015-16, which would represent an increase of approximately $835 million (1.2%) from the prior fiscal year. Of this total, the Enacted Budget projects that nearly $62.7 billion would come from tax collections, an increase of $4 billion (6.9%) from fiscal year 2014-15. General Fund personal income tax receipts, excluding transfers, are expected to total $32 billion in fiscal year 2015-16, an increase of $2.5 billion (8.4%) from the previous fiscal year. General Fund business taxes are projected to total $5.9 billion, which would represent a decline of 5.9% from fiscal year 2014-15 receipts, reflecting lower revenues due to corporate tax reforms and a decrease in petroleum business tax receipts. General Fund consumption/use tax receipts are estimated to total $6.9 billion, which would be an increase of $199 million (3.0%) from fiscal year 2014-15 receipts.

Based on these revenue assumptions, the Enacted Budget contains approximately $72.1 billion in budgeted General Fund expenditures for fiscal year 2015-16, an increase of $9.3 billion (14.7%) from the prior fiscal year. Medicaid, education and pension costs, and employee and retiree health benefits continue to be the biggest driver of annual spending growth. The Enacted Budget will increase local assistance payments from the General Fund by $2.8 billion (6.8%) for a total of $44.4 billion. Included within local assistance grants, General Fund disbursements are expected to be $1.7 billion for School Aid and $550 million for Medicaid.

State operations disbursements in the General Fund are expected to total $8.3 billion in fiscal year 2015-16, an increase of $662 million (8.6%) from the previous fiscal year. General State charges are expected to total $5.2 billion in fiscal year 2015-16, which would be an annual increase of $157 million (3.1%). This increase would largely be due to an increase of $102 million in the State's annual pension contribution and a projected increase of $132 million in health insurance costs. General Fund transfers to other funds are expected to total $14.2 billion in fiscal year 2015-16, an increase of $5.6 billion from fiscal year 2014-15. This increase is primarily attributable to a capital projects transfer in support of the State's Dedicated Infrastructure Investment Fund.

The Enacted Budget reduces transfers from the General Fund to pay for the State's debt service obligations by $461 million (35.5%) for a total of $836 million during fiscal year 2015-16. The Enacted Budget reserves $500 million for debt management purposes during the fiscal year, which is unchanged from the prior fiscal year.

DOB projects that the State will end fiscal year 2015-16 with a General Fund cash balance of $3.9 billion, a decrease of $3.4 billion (46.6%) from fiscal year 2014-15. The Enacted Budget is not expected to change the balances in the State's principal "rainy day" reserve funds, the Tax Stabilization Reserve Fund, the Contingency Reserve Fund and the Rainy Day Reserve Fund in fiscal year 2015-16.

Authorities

The State's public authorities are created pursuant to State law. The public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. Like the State, public authorities may suffer from the effects of a changing economic environment.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2013, 19 of the State's public authorities had debt of over $100 million outstanding. The aggregate outstanding debt of the State's public authorities, including refunding bonds, was approximately $175.3 billion. State-supported or State-related debt only made up a portion of this total (approximately $53.2 billion). New York's Dormitory Authority, which is responsible for financing and building facilities for higher education, health care providers, court facilities and certain nonprofit institutions and public agencies, had total outstanding debt obligations of approximately $46.3 billion, while the Metropolitan Transportation Authority, the Port Authority of New York and New Jersey and the Thruway Authority had total outstanding debt obligations of $24.7 billion, $21.9 billion and $14.9 billion, respectively.

Localities

The fiscal demands on the State may be affected by the fiscal condition of certain localities, which may rely, in part, on State aid to balance their budgets and meet cash requirements. The current economic environment continues to affect the fiscal condition of many of New York's localities.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, factors that could have an impact on the fiscal condition of a locality may include, among others: the reduction, elimination or delay of State or federal funding for certain local programs; constitutional and statutory limitations on the imposition by localities of certain taxes and other revenue raising measures; significant upfront costs for rebuilding following a natural disaster; settlements or judgments resulting from litigation; state, national and global economic trends; declines in tax bases; and increases in pension, health care and other fixed costs. Ultimately, localities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

New York City.  As required by law, New York City (the "City") must submit a four-year financial plan to the New York State Financial Control Board (the "Control Board") at least 50 days prior to the beginning of each fiscal year. The Control Board reviews and monitors revenues and expenditures of the City and certain State governmental agencies, public authorities or public benefit corporations that receive or may receive monies from the City directly, indirectly or contingently. The City's four-year financial plan must conform to a number of standards, including the requirement that the City balance its budget covering all expenditures other than capital items so that the results of the budget will not show a deficit when reported in accordance with generally accepted accounting principles ("GAAP"). In addition, the City's financial plan must provide for the full payment of the City's debt service obligations on its outstanding securities, among other things.

On June 26, 2015, the City submitted to the Control Board its financial plan for fiscal years 2015-16 through 2018-19 (the "Financial Plan"). The Financial Plan projects revenues and expenses for fiscal year 2015-16 to be balanced in accordance with GAAP, and projects budget gaps of approximately $1.5 billion in fiscal year 2016-17, $1.9 billion in fiscal year 2017-18 and $2.9 billion in fiscal year 2018-19. For fiscal year 2015-16, the Financial Plan projects total revenues of approximately $78.5 billion, a $2 billion (2.5%) decrease from revised projections from fiscal year 2014-15. However, the Financial Plan forecasts total revenues to increase by $2.2 billion (2.8%) in fiscal year 2016-17, $2.0 billion (2.4%) in fiscal year 2017-18 and $2.3 billion (2.8%) in fiscal year 2018-19. The Financial Plan also reflects a decrease in projected total expenditures from the prior year of $2 billion (2.5%) in fiscal year 2015-16, and increases in projected total expenditures of $3.7 billion (4.7%) in fiscal year 2016-17, $2.4 billion (2.9%) in fiscal year 2017-18 and $3.3 billion (3.9%) in fiscal year 2018-19.

The City depends on aid from the State to enable the City to balance its budget and to allow the City to meet its cash requirements. The City projects that State aid will account for approximately 16.5% ($13 billion) of the City's total revenues in fiscal year 2015-16. Although State aid has remained relatively constant from 1980-2015, there can be no assurance that there will not be a reduction in State aid to the City from amounts currently projected. Any such reduction could have an adverse impact on the City's ability to balance its budget or meet its cash requirements.

To implement its financial plan successfully, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and other special costs. As of June 30, 2014, the City's outstanding General Obligation debt totaled $41.67 billion, consisting of $34.46 billion in fixed rate bonds and $7.21 billion in variable rate bonds.

As of August 26, 2015, the City's general obligation bonds were rated "Aa2" by Moody's Investors Service, Inc. and "AA" by both Standard & Poor's Rating Services and Fitch, Inc.

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its instrumentalities and authorities.

Other localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and June 2014, the State Legislature passed 25 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits. When a local government is authorized to issue bonds to finance operating deficits, the local government is typically subject to additional oversight by State authorities, such as the Office of the State Comptroller, during the period in which the bonds are outstanding.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. For example, the Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo since the City's 2004 fiscal year, but transitioned to Advisory Period powers on July 1, 2012. Likewise, Erie County and Nassau County, as well as the cities of New York and Troy, operate under the oversight of fiscal stability boards that perform certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. Similarly, the City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2014-15 fiscal year or thereafter.

Municipal downgrades and bankruptcies.  Municipal bonds and State municipal issuers may be more susceptible to downgrade, default and bankruptcy during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, lower income tax revenue as a result of a high unemployment rate, and budgetary constraints of local, State and federal governments upon which State municipal issuers may be relying for funding.

In addition, certain municipal obligations may be secured or guaranteed by banks and other institutions. As a result, risk to the fund could increase if the banking, insurance or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing any such guarantee are downgraded or are at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the fund's investments.

Furthermore, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides certain financially distressed municipalities with protection from their creditors while they develop and negotiate plans for reorganizing their debts. "Municipality" is defined broadly by the Bankruptcy Code and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund's investments.

The perceived increased likelihood of default among State municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of those or other municipal issuers. Certain municipal issuers may also be unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for such municipal issuers to satisfy their existing obligations. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of the fund's municipal securities. In addition, downgrades of certain municipal securities insurers may negatively affect the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims.

In addition, as a result of market conditions, some municipal issuers may be unable to access the market to sell their issues. If a municipal issuer is unable to access the market, that issuer may issue bonds at much higher rates. Should the State or its municipalities fail to sell bonds when and at the rates projected, these issuers could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond.

Bond rating

As of August 26, 2015, the State's general obligation bonds were rated "Aa1" by Moody's Investors Service, Inc. and "AA+" by both Standard & Poor's Rating Services and Fitch, Inc.

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.

Legal proceedings

The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Cyber Security risk.  Each fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of a fund or its service providers or the issuers of securities in which the fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A fund and its shareholders could be negatively impacted as a result.

Investment limitations of the funds

Fundamental investment limitations.  The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Each fund will not:

(1)  Purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

  The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

(2)  Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)  Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)  Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5)  Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

(7)  Purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

  The following interpretation applies to, but is not part of, fundamental limitation (7): consistent with SEC staff guidance, the board has interpreted this limitation to permit the funds to take advantage of the diversification requirements of SEC Rule 2a-7 and invest up to 10% of their total assets in securities that are subject to demand features or guarantees issued by a single institution, except that up to 25% of a fund's total assets may be invested without regard to this limitation.

  With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund's shareholders.

Non-fundamental investment limitations.  The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)  Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)  Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)  Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)  Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

U.S. Government Portfolio's investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

Disclosure of portfolio holdings

Policies and procedures generally.  UBS Global AM and each fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's investment advisor, distributor, or any affiliated person of a fund, its investment advisor or its distributor, on the other. Each fund's disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the funds' prospectus.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund's board determined that the funds have a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that the UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders.

Board oversight.  Each fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds' chief compliance officer of the portfolio holdings disclosure policies and procedures and the fund's policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund's board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund's board.

Complete portfolio holdings. Disclosure to service providers subject to confidentiality and trading restrictions.  UBS Global AM, for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings. Disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.  A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of the fund shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings. Arrangements to disclose to service providers and fiduciaries.  As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•  State Street Bank and Trust Company, each fund's custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, securities lending and valuation services it provides to a fund.

•  Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting with a 2-day lag time.

•  A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•  The rating agency of Standard & Poor's receives portfolio holdings information on a weekly basis so that a fund may be included in the rating agency's industry reports and other materials. There is a 6-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  The rating agency of Moody's Investors Service, Inc. ("Moody's") receives portfolio holdings information approximately 5 days after the end of each month so that the funds may be included in the rating agency's industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

•  Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the funds' portfolio securities.

•  Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•  Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft "letter to shareholders" for inclusion in annual and semi-annual shareholder reports.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS Global AM may make available a fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than eight business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS Global AM may release the non-public portfolio holdings to a shareholder of a fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the UBS Global AM Legal and Compliance Departments.

Complete and partial portfolio holdings. Disclosure to broker-dealers in the normal course of managing fund assets.  An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions or securities transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings. Disclosure as required by applicable law.  Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.  Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Fund Treasury, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (or, in the case of a money market fund, after the most recent monthly public posting of portfolio holdings) ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.  No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.  The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Organization of the funds; directors/trustees and officers; principal holders and management ownership of securities

UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust (the "Trust") was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust has two operating series: California Municipal Money Fund and New York Municipal Money Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

Each Corporation and the Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or the Trust. Each board member serves an indefinite term of office. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

Interested board member

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Meyer Feldberg[2]; 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director/ Trustee	Since 1991 (Managed Municipal Trust); Since 1992 (RMA Money Fund, RMA Tax-Free Fund)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and the New York City Ballet.

Independent board members

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Richard Q. Armstrong; 80 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Director/ Trustee and Chairman of the Board of Directors/ Trustees	Since 1996 (Director/ Trustee) Since 2004 (Chairman of the Board of Directors/ Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 to 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 74 207 Benedict Ave. Staten Island, NY 10314	Director/ Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Director/ Trustee	Since 1996

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe & Russia Fund, Inc. and The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance Committees).

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Director/ Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas,12th Floor New York, NY 10019	Director/ Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
David Malpass; 59 Encima Global, LLC 645 Madison Avenue 5th Floor New York, NY 10022	Director/ Trustee	Since 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 to 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

1  Each board member holds office for an indefinite term.

2  Professor Feldberg is deemed an "interested person" of the funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the funds may conduct transactions.

Officers

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski[2]; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (since 2008) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver[2]; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow[2]; 49	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Elbridge T. Gerry III[2]; 58	Vice President	Since 1996 (Managed Municipal Trust); Since 2000 (RMA Tax-Free Fund)

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of four investment companies (consisting of 19 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha2; 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Erin O. Houston[2]; 38	Vice President	Since 2009 (Managed Municipal Trust; RMA Tax-Free Fund)

Ms. Houston is a director (since March 2012) (prior to which she was an associate director) (since 2009) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americans Region, Ms. Houston was with Western Investors (from 2005 to 2009). Ms. Houston is a vice president of four investment companies (consisting of 19 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper[3]; 57	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department (since 2004) of UBS Global AM—Americas region. He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary[2]; 47	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee[2]; 40	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) in the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee[2]; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ryan Nugent[2]; 37	Vice President	Since 2009 (Managed Municipal Trust; RMA Tax-Free Fund)

Mr. Nugent is a director (since 2010) (prior to which he was an associate director) (since 2004), portfolio manager (since 2005) and head of municipal trading (since 2013) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds since February 2002. Mr. Nugent is a vice president of four investment companies (consisting of 19 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn[2]; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address, and age	Position(s) held with funds	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Robert Sabatino[3]; 41	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of five investment companies (consisting of 36 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders[2]; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup[2]; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Global Asset Management division of UBS Group AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller[2]; 54	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu2; 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Officers are appointed by the board members and serve at the pleasure of the board.

2  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

3  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about board member ownership of funds' shares

Board member	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by the board member for which UBS Global AM serves as investment advisor or manager[1]
Interested board member
Meyer Feldberg	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None
Independent board members
Richard Q. Armstrong	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None
Alan S. Bernikow	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: $1 - 10,000

Board member	Dollar range of equity securities in funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by the board member for which UBS Global AM serves as investment advisor or manager[1]
Richard R. Burt	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None
Bernard H. Garil	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None
Heather R. Higgins	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None
David Malpass	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New York Municipal Money Fund: None

1  Information regarding ownership is as of December 31, 2014.

Leadership structure and qualifications of the board

The board is responsible for oversight of the funds. The board is currently composed of seven board members, six of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Board Members"). The remaining board member is independent of UBS Global AM but is an "interested person" of the funds within the meaning of the Investment Company Act because he is employed by a registered broker dealer that may execute transactions with the funds from time to time. The board members have selected an Independent Board Member to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other board members between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the board members may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Board Members have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The board members have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Board Members and the full board in a manner that enhances the full board's oversight.

The funds have engaged UBS Global AM to manage each fund on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds' charters. The board reviews, on an ongoing basis, the funds' performance, operations and investment strategies and techniques. The board also conducts reviews of UBS Global AM and its role in running the operations of the funds.

The board has concluded that, based on each board member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other board members, each board member should serve as a board member. In determining that a particular board member is qualified to serve as a board member, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the board members have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as board members. In addition, the board has taken into account the actual service and commitment of the board members during their tenure in concluding that each should continue to serve. A board member's ability to perform his or her duties effectively may have been attained through a board member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the funds, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each board member that led the board to conclude that he or she should serve as a board member.

Mr. Armstrong has served as a board member of the Corporations and the Trust and as a director/trustee of other funds in the fund complex for well more than a decade, including as a member and/ or chair of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies, including (1) chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters); (2) partner of the New England Consulting Group (management consulting firm); and (3) managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks).

Amb. Burt has also served as a board member of the Corporations and the Trust and as a director/trustee of other funds in the fund complex for well more than a decade, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a board member of the Corporations and the Trust and other mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as board members of the funds and the other funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Mr. Malpass became a board member of the Corporations and the Trust in May 2014. Mr. Malpass is currently president of Encima Global, LLC, an economic research and consulting firm. In addition to having been the Chief Economist at Bear, Stearns & Co., he has held positions with the US Department of State (Deputy Assistant Secretary for Interamerican Affairs), the US Treasury Department (Deputy Assistant Secretary for Developing Nations, Legislative Manager) and the US Congress Joint Economic Committee staff, in addition to other government positions. He also is a director of an exchange listed business development company and serves on its audit committee. Mr. Malpass is also a certified public accountant.

Additional details about each board member's professional experience is included above in the table in the section captioned "Organization of the funds; directors/trustees and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members. In addition, during the five years ended August 28, 2015, the following board members were members of the boards of the following companies: (1) Prof. Feldberg—SAPPI, Ltd. (producer of paper); and (2) Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry).

Risk oversight

The funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the funds' investment programs and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds, UBS Global AM or its affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds' Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the funds and the risk oversight programs of UBS Global AM. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the funds' compliance program and reports to the board regarding compliance matters for the funds and their service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

Each of the Corporations and the Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Board Members. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Board Members are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting policies, practices and internal controls; and

(iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund's fiscal year ended June 30, 2015, each Audit Committee held five meetings.

Each fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent Board Members of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. Each Nominating and Corporate Governance Committee met five times during the fiscal year ended June 30, 2015.

Each Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Board Members occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent Board Member ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM

As of December 31, 2014, the Independent Board Members and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation

Each Independent Board Member receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $120,000 and an $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Board Members who participate in previously scheduled joint in-person meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Board Members who participate in previously scheduled joint in-person meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Board Member receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund's board must meet separately from the regularly scheduled joint board meetings. Independent Board Members who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $60,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance matters, contract reconsideration matters or efforts to comply with money market fund reform rules adopted by the US Securities and Exchange Commission (currently Heather R. Higgins, Bernard H. Garil and David Malpass (for whom such additional fees are allocated to the UBS money market funds only), respectively) receives annually an additional $25,000. Independent Board Members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Global AM or any one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor or manager during the periods indicated.

Compensation table1

  Aggregate compensation from

Name of person, position	Money Fund[3]	Tax-Free Fund[3]	Managed Municipal Trust[3]	Total compensation from the Corporations/Trust and the fund complex[4]
Richard Q. Armstrong, Director/Trustee	$27,765	$12,599	$11,636	$287,000
Alan S. Bernikow, Director/Trustee	25,376	11,514	10,635	264,500
Richard R. Burt, Director/Trustee	24,898	11,297	10,435	259,500
Meyer Feldberg, Director/Trustee[2]	0	0	0	215,771
Bernard H. Garil, Director/Trustee	24,898	11,297	10,435	258,250
Heather R. Higgins, Director/Trustee	24,898	11,297	10,435	258,250
David Malpass, Director/Trustee	21,148	9,619	8,948	107,500

1  Except as discussed below, only Independent Board Members were compensated by the funds for which UBS Global AM serves as investment advisor or manager.

2 Professor Feldberg is an "interested person" of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

3 Represents fees paid to each board member indicated for the fiscal year ended June 30, 2015.

4 Represents fees paid during the calendar year ended December 31, 2014 to each board member by:

  (a) 11 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, Garil, and Malpass and Ms. Higgins; and (b) 19 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund's shares as of August 3, 2015. As of August 3, 2015, the following shareholder was shown in the funds' records as owning more than 5% of a fund's outstanding shares. Shareholders owning of record or beneficially more than 25% of a fund's outstanding shares may be deemed to "control" the fund within the meaning of the Investment Company Act. Except as listed below, the funds do not know of any other person who owns beneficially 5% or more of a fund's shares as of such date:

Fund	Name and address[1]	Percentage of shares owned as of August 3, 2015
UBS RMA New York Municipal Money Fund	UBS Financial Services Inc. FBO Thomas J. Edelman	6.74%

1  The shareholder listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of August 3, 2015, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements. UBS Global AM acts as the investment advisor and administrator pursuant to contracts covering the funds (each an "Advisory and Administration Contract"). Under the Advisory and Administration Contracts, each fund pays UBS Global AM a fee, computed daily and paid monthly, according to the following schedules:

Average daily net assets	Annual Rate
Money Market Portfolio
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415
In excess of $1.5 billion up to $5 billion	0.335
In excess of $5 billion up to $10 billion	0.325
In excess of $10 billion up to $15 billion	0.315
In excess of $15 billion up to $20 billion	0.305
Over $20 billion	0.275[1]
U.S. Government Portfolio
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
In excess of $5 billion up to $10 billion	0.315
In excess of $10 billion up to $15 billion	0.305
In excess of $15 billion up to $20 billion	0.275
Over $20 billion	0.265
Tax-Free Fund
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415
In excess of $1.5 billion up to $5 billion	0.335
In excess of $5 billion up to $10 billion	0.325
In excess of $10 billion up to $15 billion	0.315
In excess of $15 billion up to $20 billion	0.305
Over $20 billion	0.275
California Municipal Money Fund and New York Municipal Money Fund
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
Over $5 billion	0.315

1  UBS Global AM has contractually agreed to cap the Money Market Portfolio's aggregate management and shareholder services fees (paid pursuant to the related shareholder services plan) so that the total of these fees does not exceed 0.50% of the fund's average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.35% of the fund's average daily net assets. (UBS Global AM is waiving a portion of its advisory and administration fees to offset the shareholder services fees, and the contractual cap continues for as long as the fund's shareholder services plan remains in effect.)

Services provided by UBS Global AM under the Advisory and Administration Contracts include the provision of a continuous investment program for the funds and supervision of all matters relating to the operation of the funds.

Under the Advisory and Administration Contracts, for the fiscal years ended June 30, 2015, 2014 and 2013, UBS Global AM earned (or accrued) investment advisory and administrative fees in the following amounts:

	For the fiscal years ended June 30,
	2015	2014	2013
Money Market Portfolio	$17,704,933	$25,055,117	$38,392,206
U.S. Government Portfolio	6,463,771	7,667,023	9,457,880
Tax-Free Fund	11,493,471	12,421,283	13,116,695
California Municipal Money Fund	3,431,227	3,473,253	3,583,935
New York Municipal Money Fund	3,032,462	2,964,133	3,139,336

For the fiscal years ended June 30, 2015 and June 30, 2014, UBS Global AM waived $821,261 and $369,840, respectively, under the current contractual cap with Money Market Portfolio. For the year ended June 30, 2013, there were no fees waived by UBS Global AM under such agreement.

The following table shows the amounts of investment advisory and administrative fees that were voluntarily waived and/or expenses reimbursed by UBS Global AM for the fiscal years ended June 30, 2015, 2014 and 2013:

	For the fiscal years ended June 30,
	2015	2014	2013
Money Market Portfolio	$11,870,743	$17,573,122	$20,728,379
U.S. Government Portfolio	5,762,731	7,011,416	6,826,035
Tax-Free Fund	11,837,020	12,137,885	10,175,399
California Municipal Money Fund	3,625,075	3,505,418	3,005,933
New York Municipal Money Fund	3,184,103	2,946,213	2,609,618

Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. General expenses of a Corporation or the Trust not readily identifiable as belonging to the fund or to a Corporation's or the Trust's other series are allocated among series by or under the direction of a board in such manner as a board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the funds by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or the Trust, or of UBS Global AM; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the Trust, or a fund for violation of any law;

(10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Board Members; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or the Trust is a party and the expenses a Corporation or the Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (16) the cost of investment company literature and other publications provided to the directors and officers; and (17) costs of mailing, stationery and communications equipment.

Each Advisory and Administration Contract provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

The Advisory and Administration Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund, on 60 days' written notice to UBS Global AM. The Advisory and Administration Contracts are also terminable without penalty by UBS Global AM on 60 days' written notice to the appropriate Corporation or the Trust. The Advisory and Administration Contracts terminate automatically upon their assignment.

Proxy voting policies and procedures. Each board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, each board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM's proxy voting policy.

You may obtain information about a fund's proxy voting decisions, without charge, online on the fund's Web site (http://www.ubs.com/ubsglobalam-proxy under the "UBS Funds" category on this Web page) or on the EDGAR database on the SEC's Web site (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term lead towards better corporate performance and improved shareholder value. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure (a) an effective chairman is key, (b) the roles of chairman and chief executive should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (d) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable.

In addition, UBS Global AM focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Americas Committee is notified and determines the manner in which such proxy is voted.

Transfer agency related services. UBS Financial Service Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the funds' transfer agent, and is compensated for these services by BNY Mellon, not the funds.

For the year ended June 30, 2015, UBS Financial Services Inc. received from BNY Mellon, not the funds, a portion of the total transfer agency and related services fees paid by the funds to BNY Mellon as follows:

Money Market Portfolio	$827,919
U.S. Government Portfolio	78,373
Tax-Free Fund	554,453
California Municipal Money Fund	99,521
New York Municipal Money Fund	83,298

Principal underwriting arrangements. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), 1285 Avenue of the Americas, New York, New York 10019-6028, and One North Wacker Drive, Chicago, Illinois 60606, acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or the Trust ("Principal Underwriting Contracts"). The Principal Underwriting Contracts require UBS Global AM (US) to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into dealer agreements with UBS Financial Services Inc. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM (US) for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or the Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a "Plan"), each fund (other than Money Market Portfolio) pays UBS Global AM (US) a service fee, computed daily and payable monthly. Money Market Portfolio adopted a non-Rule 12b-1 shareholder service plan (also a "Plan") pursuant to which it pays UBS Global AM (US) a service fee, computed daily and payable monthly. Each fund's Plan authorizes the fund to pay UBS Global AM (US) the service fee at an annual rate of up to 0.15% of its average daily net assets, and each fund currently pays service fees to UBS Global AM (US) at the maximum annual rate of 0.15% of average net assets (unless waived in whole or in part).

UBS Global AM (US) may reallow any or all of the service fees to such dealers as UBS Global AM (US) may from time to time determine. As of the date of this SAI, UBS Global AM (US) is paying all of the service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.'s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those Independent Board Members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of Independent Board Members of the Corporation or Trust shall be committed to the discretion of the Independent Board Members of the Corporation or Trust.

UBS Global AM (US) earned (or accrued) the following service fees from the funds during the fiscal year ended June 30, 2015:

Money Market Portfolio	$7,235,859
U.S. Government Portfolio	2,588,663
Tax-Free Fund	4,452,300
California Municipal Money Fund	1,220,727
New York Municipal Money Fund	1,058,154

The following table shows the amounts of service fees that were voluntarily waived by UBS Global AM (US) during the fiscal year ended June 30, 2015:

Money Market Portfolio	$7,235,859
U.S. Government Portfolio	2,588,663
Tax-Free Fund	4,452,300
California Municipal Money Fund	1,220,727
New York Municipal Money Fund	1,058,154

For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2015:

Allocated costs
Money Market Portfolio	$14,824,816
U.S. Government Portfolio	4,071,932
Tax-Free Fund	6,242,087
California Municipal Money Fund	1,717,333
New York Municipal Money Fund	1,494,827

"Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the applicable Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) and UBS Financial Services Inc. under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

With respect to each Plan, the applicable board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service fees, and its affiliate UBS Global AM would receive investment advisory and administrative fees, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

In considering the continuance of the Money Market Portfolio's Plan, the Board also considered the fact that there would be no increase in the total fees paid by shareholders as a result of the continuance of the Plan because UBS Global AM had agreed to offset the expenses of the Money Market Portfolio's Plan to the fund by (i) entering into a formal written agreement to waive a portion of UBS Global AM's contractual management fee for as long as the Plan remains in effect, and (ii) capping the effective rate of the management fee paid by the fund such that the aggregate of the total annual management expenses and service fees going forward (as a percentage of the fund's average daily net assets) would not exceed the fund's contractual annual management expenses, absent such waiver agreement (as a percentage of the fund's average daily net assets), of 0.50%.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS Global AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)'s own resources are often referred to as "revenue sharing." Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/ or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

During the fiscal years ended June 30, 2015, 2014 and 2013, the funds paid no brokerage commissions. Therefore, the funds did not allocate any brokerage transactions for research, analysis, advice and similar services during the fiscal years ended June 30, 2015, 2014 and 2013.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

As of June 30, 2015, the funds owned securities issued by their regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Money Market Portfolio

Issuer	Type of security	Value
Citibank N.A.	Certificate of deposit	$45,000,000
Goldman Sachs & Co.	Repurchase agreement	39,600,000
JPMorgan Chase & Co.	Certificate of deposit	40,000,000
Merrill Lynch Pierce Fenner & Smith	Repurchase agreement	115,000,000
Mitsubishi UFJ Securities USA, Inc.	Repurchase agreement	500,000,000

U.S. Government Portfolio

Issuer	Type of security	Value
Barclays Capital, Inc.	Repurchase agreement	$120,000,000
Goldman Sachs & Co.	Repurchase agreement	25,200,000
Merrill Lynch Pierce Fenner & Smith	Repurchase agreement	290,000,000
Mitsubishi UFJ Securities USA, Inc.	Repurchase agreement	150,000,000

Additional purchase and redemption information; financial institutions

Additional purchase information. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

Additional redemption information. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

Financial institutions. The funds may authorize financial institutions and their delegates or agents to accept on the funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

Valuation of shares

Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodian, State Street Bank and Trust Company ("State Street"), as of 12:00 noon, Eastern time, on each business day. As defined in the Prospectus, "business day" means any day on which State Street's Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.'s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the "Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectuses and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

Each fund's board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the applicable board determines that a fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act.

Each fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

Taxes

Qualification as a regulated investment company. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer, or of one or more qualified publicly traded partnerships, in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described herein, as dividends (that would generally be taxed as ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Please note that dividends from the funds are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

Dividends paid by a municipal money market fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a municipal money market fund will not be deductible for US federal income tax purposes.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents may be subject to a 30% withholding tax (or a lower rate under an applicable tax treaty). Exempt-interest dividends paid by the municipal money market funds are not subject to withholding. Distributions to foreign investors of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available. Foreign investors may also be subject to US estate tax with respect to their fund shares. Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income (taking into account certain deferrals and elections) for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

California taxes. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California, a California local government, or the US government or its possessions or territories, provided that the fund satisfies certain requirements of California law, including the requirement that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

New York taxes. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital or business capital, but not both, for purposes of such taxes.

Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City).

Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

The foregoing is a general abbreviated summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

Tax-free income vs. taxable income—Tax-Free Fund. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2015 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2015, or a single individual with taxable income of $55,000 in 2015, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

Table I. 2015 Federal Taxable vs. Tax-Free Yields1

Taxable income (000's)			A tax-free yield of
Single return	Joint return	Federal rate	1%	2%	3%	4%	5%
				is equal to a taxable yield of approximately
$0-9.2	$0-18.4	10.00%	1.11%	2.22%	3.33%	4.44%	5.56%
9.2-37.4	18.4-74.9	15.00	1.18	2.35	3.53	4.71	5.88
37.4-90.7	74.9-151.2	25.00	1.33	2.67	4.00	5.33	6.67
90.7-189.3	151.2-230.4	28.00	1.39	2.78	4.17	5.56	6.94
189.3-411.5	230.4-411.5	33.00	1.49	2.99	4.48	5.97	7.46
411.5-413.2	411.5-464.8	35.00	1.54	3.08	4.62	6.15	7.69
Over 413.2	Over 464.8	39.60	1.66	3.31	4.97	6.62	8.28

1  The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

Tax-free income vs. taxable income—California Municipal Money Fund. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2015 federal individual and 20141 California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $110,000 in 2015, or a single California individual with taxable income of $55,000 in 2015, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.

Table II. 2015 Federal and 2014 California Taxable vs. Tax-Free Yields1,2

Taxable income (000's)			A tax-free yield of
Single return	Joint return	Effective California and federal tax rate	1%	2%	3%	4%	5%
							is equal to a taxable yield of approximately
$0-7.7	$0-15.4	10.90%	1.12%	2.24%	3.37%	4.49%	5.61%
7.7-9.2	15.4-18.4	11.80	1.13	2.27	3.40	4.54	5.67
9.2-18.3	18.4-36.7	16.70	1.20	2.40	3.60	4.80	6.00
18.3-28.9	36.7-57.9	18.40	1.23	2.45	3.68	4.90	6.13
28.9-37.4	57.9-74.9	20.10	1.25	2.50	3.75	5.01	6.26
37.4-40.2	74.9-80.5	29.50	1.42	2.84	4.26	5.67	7.09
40.2-50.8	80.5-101.7	31.00	1.45	2.90	4.35	5.80	7.25
50.8-90.7	101.7-151.2	31.98	1.47	2.94	4.41	5.88	7.35
90.7-189.3	151.2-230.4	34.70	1.53	3.06	4.59	6.13	7.66
189.3-259.8	230.4-411.5	39.23	1.65	3.29	4.94	6.58	8.23

Taxable income (000's)			A tax-free yield of
Single return	Joint return	Effective California and federal tax rate	1%	2%	3%	4%	5%
							is equal to a taxable yield of approximately
$259.8-311.8	$	39.90%	1.66%	3.33%	4.99%	6.66%	8.32%
311.8-411.5		40.57	1.68	3.37	5.05	6.73	8.41
	411.5-464.8	41.05	1.70	3.39	5.09	6.78	8.48
411.5-413.2		42.35	1.73	3.47	5.20	6.94	8.67
	464.8-519.6	45.22	1.83	3.65	5.48	7.30	9.13
	519.6-623.6	45.82	1.85	3.69	5.54	7.38	9.23
413.2-519.6	623.6-1,039.3	46.43	1.87	3.73	5.60	7.47	9.33
Over 519.6	Over 1,039.3	47.03	1.89	3.78	5.66	7.55	9.44

1  The rates shown reflect California rates for 2014. Inflation adjusted income brackets for 2015 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2015.

2  The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

Tax-free income vs. taxable income—New York Municipal Money Fund. Table III below illustrates approximate equivalent taxable and tax-free yields at the 2015 federal individual, and 20141 New York State and New York City personal income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2015, or a single individual with taxable income of $55,000 in 2015 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.45% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2015, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2015, would have to earn a 4.28% taxable yield to realize a benefit equal to a 3% tax-free yield.

Table III. 2015 Federal and 2014 New York Taxable vs. Tax-Free Yield1,2

Taxable income (000's)			A tax-free yield of
Single return	Joint return	Federal/ NYS/NYC effective tax rate	1%	2%	3%	4%	5%
							is equal to a taxable yield of approximately
$0-8.3	$0-16.7	16.22%	1.19%	2.39%	3.58%	4.77%	5.97%
8.3-9.2	16.7-18.4	16.67	1.20	2.40	3.60	4.80	6.00
9.2-11.4	18.4-21.6	21.30	1.27	2.54	3.81	5.08	6.35
	21.6-22.9	21.83	1.28	2.56	3.84	5.12	6.40
11.4-12.0		21.93	1.28	2.56	3.84	5.12	6.40
12.0-13.5	22.9-27.1	22.47	1.29	2.58	3.87	5.16	6.45
13.5-20.8	27.1-41.8	23.02%	1.30	2.60	3.90	5.20	6.50

Taxable income (000's)			A tax-free yield of
Single return	Joint return	Federal/ NYS/NYC effective tax rate	1%	2%	3%	4%	5%
							is equal to a taxable yield of approximately
$20.8-25.0	$41.8-45.0	23.49%	1.31%	2.61%	3.92%	5.23%	6.53%
25.0-37.4	45.0-74.9	23.53	1.31	2.62	3.92	5.23	6.54
37.4-50.0	74.9-90.0	32.53	1.48	2.96	4.45	5.93	7.41
50.0-78.4	90.0-151.2	32.57	1.48	2.97	4.45	5.93	7.42
78.4-90.7		32.72	1.49	2.97	4.46	5.95	7.43
	151.2-156.9	35.27	1.54	3.09	4.63	6.18	7.72
90.7-189.3	156.9-230.4	35.41	1.55	3.10	4.65	6.19	7.74
189.3-209.2	230.4-313.8	39.90	1.66	3.33	4.99	6.66	8.32
209.2-411.5	313.8-411.5	40.03	1.67	3.34	5.00	6.67	8.34
411.5-413.2	411.5-464.8	41.82	1.72	3.44	5.16	6.88	8.59
413.2-500.0	464.8-500.0	45.94	1.85	3.70	5.55	7.40	9.25
500.0-1,046.3	500.0-2,092.8	46.08	1.85	3.71	5.56	7.42	9.27
Over 1,046.3	Over 2,092.8	47.27	1.90	3.79	5.69	7.59	9.48
0-8.3	0-16.7	13.60	1.16	2.31	3.47	4.63	5.79
8.3-9.2	16.7-18.4	14.05	1.16	2.33	3.49	4.65	5.82
9.2-11.4	18.4-22.9	18.83	1.23	2.46	3.70	4.93	6.16
11.4-13.5	22.9-27.1	19.46	1.24	2.48	3.72	4.97	6.21
13.5-20.8	27.1-41.8	20.02	1.25	2.50	3.75	5.00	6.25
20.8-37.4	41.8-74.9	20.48	1.26	2.52	3.77	5.03	6.29
37.4-78.4	74.9-151.2	29.84	1.43	2.85	4.28	5.70	7.13
78.4-90.7		29.99	1.43	2.86	4.28	5.71	7.14
	151.2-156.9	32.64	1.48	2.97	4.45	5.94	7.42
90.7-189.3	156.9-230.4	32.79	1.49	2.98	4.46	5.95	7.44
189.3-209.2	230.4-313.8	37.46	1.60	3.20	4.80	6.40	7.99
209.2-411.5	313.8-411.5	37.59	1.60	3.20	4.81	6.41	8.01
411.5-413.2	411.5-464.8	39.45	1.65	3.30	4.95	6.61	8.26
413.2-1,046.3	464.8-2,092.8	43.74	1.78	3.55	5.33	7.11	8.89
Over 1,046.3	Over 2,092.8	44.93	1.82	3.63	5.45	7.26	9.08

1  The rates shown reflect New York rates for 2014. Inflation adjusted income brackets for 2015 for New York are not available as of the date of this SAI, and the New York rates thus are still subject to change with retroactive effect for 2015.

2  The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

Backup withholding. Each fund is required to withhold 28% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc, with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multiasset strategies. UBS Global Asset Management has around 3,800 employees located in 24 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and that may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares, and the allocation of investment opportunities

UBS' other activities may have an impact on the funds. UBS Global Asset Management makes decisions for the funds in accordance with its obligations as investment advisor to the funds. However, UBS' other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

1  UBS Global Asset Management (Americas) Inc. managed approximately $150 billion as of June 30, 2015.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the funds or acquire certain positions on behalf of the funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global Asset Management making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund's investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management's affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global Asset Management's internal policies and procedures. The source of such payments may come from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment advisory, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the funds. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the funds. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled "Investment advisory, administration and principal underwriting arrangements" for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts. UBS Global Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the funds, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the funds by UBS Global Asset Management Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global Asset Management's policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds, and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the funds.

Potential conflicts relating to UBS' and UBS Global Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, an equity fund (but not these money market funds) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund's detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the equity fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds' portfolio transactions.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Global Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Global Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Global Asset Management's arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Global Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management's overall responsibilities to clients.

The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which UBS Global Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by UBS Global Asset Management's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Global Asset Management's own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Global Asset Management's investment process. As a practical matter, it would not be possible for UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Global Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds' performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds' investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that the funds will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds' activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the funds where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the funds, and such party may have no incentive to assure that the funds obtain the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the funds may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds' use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing the funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the funds' expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of the funds by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the funds, which might have an adverse effect on the funds' investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the funds, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the funds' flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for the funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the funds. For example, the funds may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to the funds' portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Advisers Act, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of UBS Global AM's Form ADV Parts 1 and 2 is available on the SEC's Web site (www.adviserinfo.sec.gov).

Other information

Massachusetts business trusts. UBS Managed Municipal Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting rights. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than

50% of all the shares of a Corporation or the Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporations and the Trust do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of the Trust or at least 25% of the outstanding shares of a Corporation.

Custodian and recordkeeping agent; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as each fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Prior names. Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund and UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust), respectively. Prior to April 16, 2001, Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface "UBS" prior to that date.

Counsel. The law firm of Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as independent counsel to the Independent Board Members.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as independent registered public accounting firm for the funds.

Financial statements

The funds' annual report to shareholders for their last fiscal year ended June 30, 2015 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, appearing therein are incorporated by reference in this SAI.

You should rely only on the information contained or referred to in the prospectus and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectus and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

Resource Management Account, RMA and Business Services Account BSA are registered service marks of UBS Financial Services Inc.

©UBS 2015. All rights reserved.
R009

Money Market Funds

Statement of
Additional Information

UBS Retirement Money Fund

Statement of Additional Information

August 28, 2015

1285 Avenue of the Americas
New York, New York 10019-6028

Statement of Additional Information

UBS Retirement Money Fund is a diversified series of UBS RMA Money Fund Inc., a professionally managed open-end investment company (the "Corporation").

The fund's investment advisor and administrator is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter for the fund. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS Group AG.

Portions of the fund's annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The annual report accompanies this SAI. You may obtain an additional copy of the fund's annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the fund's current prospectus, dated August 28, 2015. A copy of the prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc. or a correspondent firm or by calling toll-free 1-800-647 1568. The prospectus also contains more complete information about the fund. You should read it carefully before investing. This SAI is dated August 28, 2015.

Ticker symbol:  PWRXX

The fund and its investment policies

The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board of directors ("board") without shareholder approval.

The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

The fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less and seeks to maintain a stable price of $1.00 per share. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days. The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax, such as tax exempt commercial paper and short-term municipal notes, which are described further below.

The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund's yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in

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an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The fund's investments, related risks and limitations—Investment limitations of the fund" for more information regarding borrowing. The fund may invest in the securities of other investment companies, including money market funds advised by UBS Global AM.

The fund's investments, related risks and limitations

The following supplements the information contained in the fund's prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

Yields and credit ratings of money market instruments; First Tier Securities. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored

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by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the US Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The fund's investments, related risks and limitations—Credit and liquidity enhancements."

Variable and floating rate securities and demand instruments. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of municipal and other issuers, including tender option bonds, to the extent otherwise consistent with the fund's investment objective and policies. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The fund's investments, related risks and limitations—Credit and liquidity enhancements."

Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that

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originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock. The fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies that are not themselves money market funds. See "The fund's investments, related risks and limitations—Investments in other investment companies."

Variable amount master demand notes. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities. The fund's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments.

Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulators.

Credit and liquidity enhancements. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the

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underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder

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redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements. The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or the fund's investment strategies and limitations, may require the fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The fund's investments, related risks and limitations—Segregated accounts."

Counterparties. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

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Operations risk. The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See "The fund's investments, related risks and limitations—Segregated accounts."

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues. Investments in municipal bonds may be subject to additional risks, such as the failure of the issuer to make payments because of political issues or adverse determinations as to taxability that may negatively impact value.

Investments in other investment companies. The fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and/or other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The fund's investments, related risks and limitations—Auction rate and remarketed preferred stock."

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Lending of portfolio securities. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund's interest.

State Street Bank and Trust Company has been approved to serve as lending agent and receives fees for such services.

Segregated accounts. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or other liquid assets, marked to market daily, in an amount at least equal to its obligations under the commitment.

Cyber Security risk. The fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of the fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The fund and its shareholders could be negatively impacted as a result.

Investment limitations of the fund
Fundamental investment limitations. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

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The fund will not:

(1)  Purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

  The following interpretations apply to, but are not a part of, this fundamental restriction: (a) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company, and (b) consistent with SEC staff guidance, the board has interpreted this limitation to permit the fund to take advantage of the diversification requirements of SEC Rule 2a-7 and invest up to 10% of its total assets in securities that are subject to demand features or guarantees issued by a single institution, except that up to 25% of the fund's total assets may be invested without regard to this limitation.

(2)  Purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

  The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

(3)  Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4)  Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)  Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

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(6)  Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)  Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

The fund will not:

(1)  Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)  Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)  Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)  Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Disclosure of portfolio holdings

Policies and procedures generally. UBS Global AM and the fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor or its distributor, on the other. The fund's disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the fund's portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public also is contained in the fund's prospectus.

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After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund's board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that the UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how the fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders.

Board oversight. The fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund's chief compliance officer of the portfolio holdings disclosure policies and procedures, and the fund's policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the board reserve the right to amend the fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund's board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS Global AM, for legitimate business purposes, may disclose the fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and the fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings—disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The fund's complete portfolio holdings may be disclosed

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between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM's code of ethics, the fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund are:

•  State Street Bank and Trust Company, the fund's custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, securities lending and valuation services it provides to the fund.

•  Ernst & Young LLP, the fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP. In addition, Ernst & Young LLP receives holdings twice a year for fiscal income and excise tax provision reporting with a 2-day lag time.

•  A limited number of financial printers used by the fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a two week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•  The rating agency of Standard & Poor's receives portfolio holdings information on a weekly basis so that the fund may be included in the rating agency's industry reports and other materials. There is a 6-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

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•  The rating agency of Moody's Investors Service, Inc. ("Moody's") receives portfolio holdings information approximately 5 days after the end of each month so that the fund may be included in the rating agency's industry reports and other materials. There is an approximately 5-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

•  International Data Corporation receives portfolio holdings information daily on a real-time basis in connection with providing pricing information for the fund's portfolio securities.

•  Thomson Reuters receives portfolio holdings information weekly on a real-time basis in connection with providing pricing information for the fund's portfolio securities.

•  Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis in order to compile and analyze industry data. There may be a delay of up to approximately 5 business days between the date of the portfolio holdings information and the date on which the information is disclosed to the Investment Company Institute.

•  Marketing Spectrum receives portfolio holdings information no earlier than three weeks after the close of a fiscal annual or semi-annual period in connection with its preparation of a draft "letter to shareholders" for inclusion in annual and semi-annual shareholder reports.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS Global AM may make available the fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than eight business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS Global AM may release the non-public portfolio holdings to a shareholder of the fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of the fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the UBS Global AM Legal and Compliance Departments.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions or securities transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund's board. In the event

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consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of the fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Fund Treasury, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (or, in the case of a money market fund, after the most recent monthly public posting of portfolio holdings) ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

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Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Organization of the fund; directors and officers; principal holders and management ownership of securities

The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 90 billion shares of common stock of par value $0.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation.

The Corporation is governed by a board of directors, which oversees the fund's operations and which is authorized to establish additional series. Each director serves an indefinite term of office. The tables below show, for each director (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

Interested director

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg[2]; 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and the New York City Ballet.

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Independent directors

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard Q. Armstrong; 80 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) since 2004 (Chairman of the Board of Directors)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 to 1995).

				Mr. Armstrong is director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 74 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and
			consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

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Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Director	Since 1996

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance Committees).

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

19

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
David Malpass; 59 Encima Global, LLC 645 Madison Avenue 5th Floor New York, NY 10022	Director	Since 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 to 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

1  Each director holds office for an indefinite term.

2  Professor Feldberg is deemed an "interested person" of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.

Officers

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski[2]; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (since 2008) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

20

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver[2]; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow[2]; 49	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha2; 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper[3]; 57	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department (since 2004) of UBS Global AM—Americas region. He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary[2]; 47	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

21

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy Lee[2]; 40	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee[2]; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn[2]; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Robert Sabatino[3]; 41	Vice President	Since 2008

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of five investment companies (consisting of 36 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders[2]; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup[2]; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Global Asset Management division of UBS Group AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

22

Name, address, and age	Position(s) held with the fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Keith A. Weller[2]; 54	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu2; 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Officers are appointed by the directors and serve at the pleasure of the board.

2  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

3  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Information about director ownership of fund shares

Director	Dollar range of equity securities in fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by director for which UBS Global AM serves as investment advisor or manager[1]
Interested director
Meyer Feldberg	None	Over $100,000
Independent directors
Richard Q. Armstrong	None	Over $100,000
Alan S. Bernikow	None	Over $100,000
Richard R. Burt	None	Over $100,000
Bernard H. Garil	None	Over $100,000
Heather R. Higgins	None	Over $100,000
David Malpass	None	Over $100,000

1  Information regarding ownership is as of December 31, 2014.

Leadership structure and qualifications of board of directors

The board is responsible for oversight of the fund. The board is currently composed of seven directors, six of whom are not "interested persons" of the fund as that term is defined by the Investment Company Act ("Independent Directors"). The remaining director is independent of UBS Global AM but is an "interested person" of the fund within the meaning of the Investment Company Act because he is employed by a registered broker dealer that may execute transactions with the fund from time to time. The board members have selected an Independent Director to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other directors between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Corporate Governance Committee to assist the board in the oversight and direction of the business and affairs of the fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the fund or to liaise with the fund's Chief Compliance Officer or service providers, including staff of UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The directors have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Directors and the full board in a manner that enhances the full board's oversight.

The fund has engaged UBS Global AM to manage the fund on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the fund in accordance with the Investment Company Act, applicable state and other laws, and the fund's charter. The board reviews, on an ongoing basis, the fund's performance, operations and investment strategies and techniques. The board also conducts reviews of UBS Global AM and its role in running the operations of the fund.

24

The board has concluded that, based on each director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. In determining that a particular director is qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the fund and protecting the interests of shareholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as directors. In addition, the board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director's ability to perform his or her duties effectively may have been attained through a director's educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the fund, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the board to conclude that he or she should serve as a director.

Mr. Armstrong has served as a director of the Corporation and as a director/trustee of other funds in the fund complex for well more than a decade, including as a member and/or chair of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies, including (1) chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters); (2) partner of the New England Consulting Group (management consulting firm); and (3) managing director of LVMH US Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks).

Amb. Burt has also served as a director of the Corporation and as a director/trustee of other funds in the fund complex for well more than a decade, including as a member and/or chair of various board committees. Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the US Ambassador to the Federal Republic of Germany (1985-1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a director of the Corporation and other mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors of the fund and the other funds in the fund complex during 2005-2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

25

Mr. Bernikow has extensive accounting and finance experience (being a Certified Public Accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has over four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Mr. Malpass became a director of the fund in May 2014. Mr. Malpass is currently president of Encima Global, LLC, an economic research and consulting firm. In addition to having been the Chief Economist at Bear, Stearns & Co., he has held positions with the US Department of State (Deputy Assistant Secretary for Interamerican Affairs), the US Treasury Department (Deputy Assistant Secretary for Developing Nations, Legislative Manager) and the US Congress Joint Economic Committee staff, in addition to other government positions. He also is a director of an exchange listed business development company and serves on its audit committee. Mr. Malpass is also a certified public accountant.

Additional details about each director's professional experience is included above in the table in the section captioned "Organization of the fund; directors and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members. In addition, during the five years ended August 28, 2015, the following directors were members of the boards of the following companies: (1) Prof. Feldberg—SAPPI, Ltd. (producer of paper); and (2) Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry).

Risk oversight

The fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the fund's investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the fund is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the fund, UBS Global AM or its affiliates or other service providers. As part of its regular oversight of the fund, the board, directly or through a committee, reviews reports from, among others, management, the fund's Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the fund and the risk oversight programs of UBS Global AM. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the fund's compliance program and reports to the board regarding compliance matters for the fund and its service providers; the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

26

Committees

The Corporation has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Directors. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, (i) overseeing the scope of the fund's audit; (ii) overseeing the fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving and recommending to the board for ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the fund's independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended June 30, 2015, the Audit Committee held five meetings.

The fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee met five times during the fiscal year ended June 30, 2015.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, c/o the Secretary of the Corporation at c/o UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

27

Information about Independent Director ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM

As of December 31, 2014, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation

Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $120,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled joint in-person meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled joint in-person meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund's board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more UBS Funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $60,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance matters, contract reconsideration matters or efforts to comply with money market fund reform rules adopted by the US Securities and Exchange Commission (currently Heather R. Higgins, Bernard H. Garil and David Malpass (for whom such additional fees are allocated to the UBS money market funds only), respectively) receives annually an additional $25,000. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Global AM or any one of its affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

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The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor or manager during the periods indicated.

Compensation table1

Name of person, position	Aggregate compensation from the Corporation[3]	Total compensation from the fund and the fund complex[4]
Richard Q. Armstrong, Director	$5,601	$287,000
Alan S. Bernikow, Director	5,120	264,500
Richard R. Burt, Director	5,023	259,500
Meyer Feldberg, Director[2]	0	215,771
Bernard H. Garil, Director	5,023	258,250
Heather R. Higgins, Director	5,023	258,250
David Malpass, Director	4,272	107,500

1  Except as discussed below, only Independent Directors were compensated by the funds for which UBS Global AM serves as investment advisor or manager.

2  Professor Feldberg is an "interested person" of the fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

3  Represents fees paid to each director during the fiscal year ended June 30, 2015.

4  Represents fees paid during the calendar year ended December 31, 2014 to each board member by: (a) 11 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, Garil, and Malpass and Ms. Higgins; and (b) 19 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund's shares as of August 3, 2015. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of the fund's shares.

As of August 3, 2015, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

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Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements. UBS Global AM acts as the investment advisor and administrator pursuant to a contract with the fund ("Advisory and Administration Contract"). Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual Rate
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415
In excess of $750 million up to $1.5 billion	0.335
In excess of $1.5 billion up to $5 billion	0.325
Over $5 billion	0.315

Services provided by UBS Global AM under the Advisory and Administration Contract include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory and Administration Contract, for the fiscal years ended June 30, 2015, 2014 and 2013, UBS Global AM earned (or accrued) investment advisory and administrative fees in the amount of $2,800,328 (all of which was waived and reimbursed expenses of $40,416), $4,203,479 (of which $4,009,951 was waived) and $5,068,476 (of which $4,028,485 was waived), respectively.

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS Global AM; (6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Corporation is a party and the expenses the Corporation may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and shareholders) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing monthly statements to shareholders; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other

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publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

The Advisory and Administration Contract provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

The Advisory and Administration Contract is terminable at any time without penalty by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund, on 60 days' written notice to UBS Global AM. The Advisory and Administration Contract is also terminable without penalty by UBS Global AM on 60 days' written notice to the Corporation. The Advisory and Administration Contract terminates automatically upon its assignment.

Transfer agency related services. UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the fund's transfer agent, and is compensated for these services by BNY Mellon, not the fund.

For the year ended June 30, 2015, UBS Financial Services Inc. received from BNY Mellon, not the fund, $352,184 of the total transfer agency and related services fees paid by the fund to BNY Mellon.

Proxy voting policies and procedures. The fund's board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM's proxy voting policy.

You may obtain information about the fund's proxy voting decisions, without charge, online on the fund's Web site (http://www.ubs.com/ubsglobalam-proxy under the "UBS Funds" category on this Web page) or on the EDGAR database on the SEC's Web site (http://www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term lead towards better corporate performance and improved shareholder value. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with

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respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (d) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS Global AM focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Americas Committee is notified and determines the manner in which such proxy is voted.

Principal underwriting arrangements. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), 1285 Avenue of the Americas, New York, New York 10019-6028, and One North Wacker Drive, Chicago, Illinois 60606, acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ("Principal Underwriting Contract"). The Principal Underwriting Contract requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM (US) may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into a dealer agreement with UBS Financial Services Inc.

Under a service plan adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), the fund pays UBS Global AM (US) a service fee, computed daily and paid monthly, for providing certain shareholder services. The Plan authorizes the fund to pay UBS Global AM (US) the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM (US) at the maximum annual rate of 0.15% of average net assets.

UBS Global AM (US) uses the 12b-1 service fee to pay dealers for shareholder servicing. The fee is also used to offset a dealer's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the dealer's branch office from which its employees provide these services, such as rent, communications equipment, employee salaries and other overhead costs.

During the period they are in effect, the Plan and the Principal Underwriting Contract obligate the fund to pay the 12b-1 service fee to UBS Global AM (US) as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if the expenses of UBS Global AM (US) exceed its

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12b-1 service fee, the fund will not be obligated to pay more than the fee, and if the expenses of UBS Global AM (US) are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to UBS Global AM (US) until either the Plan or the Principal Underwriting Contract is terminated or not renewed. In that event, the 12b-1 service expenses of UBS Global AM (US) in excess of 12b-1 service fees received or accrued through the termination date will be the sole responsibility of UBS Global AM (US) and not obligations of the fund.

Among other things, the Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.

During the fiscal year ended June 30, 2015, UBS Global AM (US) earned (or accrued) service fees of $974,504 (all of which was waived). For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred expenses/allocated costs of $2,179,112 in servicing fund shareholders.

"Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services as dealer for the fund. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan, the board considered all features of the distribution and shareholder servicing system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

The board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service fees, and its affiliate UBS Global AM would receive investment advisory fees, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of the fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from the fund and/or from UBS Global AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)'s own resources are often referred to as "revenue sharing." Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as,

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without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in the fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Portfolio transactions

The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the

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transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

During the fiscal years ended June 30, 2015, 2014 and 2013, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

As of June 30, 2015, the fund owned securities issued by its regular broker-dealers or entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

Issuer	Type of Security	Value
Credit Suisse	Certificate of deposit	$7,000,000
Goldman Sachs & Co.	Repurchase agreement	70,200,000
JPMorgan Chase & Co.	Certificate of deposit	6,000,000

Additional purchase and redemption information; financial institutions

Additional purchase information. The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

Additional redemption information. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

Financial institutions. The fund may authorize financial institutions and their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced

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based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Valuation of shares

The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company ("State Street"), as of 12:00 noon, Eastern time, on each business day. As defined in the Prospectus, a "business day" means any day on which State Street's Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.'s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the "Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The fund's board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the board determines that the fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act.

The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices,

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matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

Taxes

Qualification as a regulated investment company. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Sub-chapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and any net tax-exempt income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that would generally be taxed as ordinary income) to the extent of the fund's current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends paid by the fund will not qualify as "exempt-interest dividends," and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Taxes on fund distributions. Distributions of investment company taxable income to shareholders subject to tax are taxable, whether paid in cash or reinvested in fund shares. Distribution of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to such shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategy, the fund will not typically derive material amounts of net long-term capital gains.

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Although current tax law generally provides for a maximum tax rate for individual taxpayers of 15% or 20% (depending on whether the individual's income exceeds certain threshold amounts) on certain qualifying dividend income, distributions from funds such as the fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates. Distributions to foreign investors will generally be subject to US withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty). Distributions to foreign investors of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available. Foreign investors may also be subject to US estate tax with respect to fund shares.

The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Backup withholding. The fund is required to withhold 28% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Financial Services Inc, with a correct taxpayer identification number or who are otherwise subject to backup withholding.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global Asset Management"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multiasset strategies. UBS Global Asset Management has around 3,800 employees located in 24 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund. This section sets forth considerations of which investors in the fund should be aware, and that may cause conflicts of interest on

1  UBS Global Asset Management (Americas) Inc. managed approximately $150 billion as of June 30, 2015.

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the part of UBS and UBS Global Asset Management that could disadvantage the fund. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares, and the allocation of investment opportunities

UBS' other activities may have an impact on the fund. UBS Global Asset Management makes decisions for the fund in accordance with its obligations as investment advisor to the fund. However, UBS' other activities may, at the same time, have a negative impact on the fund. As a result of the various activities and interests of UBS, it is likely that the fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the fund or acquire certain positions on behalf of the fund. UBS will be under no duty to make any such information available to the fund or personnel of UBS Global Asset Management making investment decisions on behalf of the fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the fund's investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management's affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

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UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the fund. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the fund, subject to UBS Global Asset Management's internal policies and procedures. The source of such payments may come from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment advisory, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the fund, or who engage in transactions with or for the fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the fund may receive fees from UBS or the fund in connection with the distribution of shares in the fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the fund or that may recommend investments in the fund. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have

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relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the fund or other dealings with the fund that create incentives for them to promote the fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the fund. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by the fund. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled "Investment advisory, administration and principal underwriting arrangements" for more information.

Potential conflicts relating to the allocation of investment opportunities among the fund and other UBS accounts. UBS Global Asset Management manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the fund, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously.

While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which a fund invests.

Other potential conflicts relating to the management of the fund by UBS Global Asset Management Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global Asset Management's policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the fund, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund, and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the fund.

Potential conflicts relating to UBS' and UBS Global Asset Management's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by

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UBS ("Client Accounts") may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not this money market fund) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund's detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the equity fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the fund. To reduce the possibility that the fund will be materially adversely affected by the personal or proprietary trading described above, the fund, UBS and UBS Global Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund's portfolio transactions.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of its clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the fund, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management.

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UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Global Asset Management selects brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Global Asset Management has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Global Asset Management's arrangements for the receipt of research services from brokers may create conflicts of interest, in that UBS Global Asset Management has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management's overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which UBS Global Asset Management can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by UBS Global Asset Management's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Global Asset Management's own research efforts and, when utilized, are subject to internal analysis before being incorporated into UBS Global Asset Management's investment process. As a practical matter, it would not be possible for UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

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UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the fund wishes to purchase or sell. The larger UBS Global Asset Management's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the fund and/or that engage in transactions in the same types of securities, currencies and instruments as the fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the fund invests, which could have an adverse impact on the fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the fund. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on

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numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the fund.

The results of the fund's investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the fund. Moreover, it is possible that the fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the fund. Additionally, the fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the fund should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the fund invests or which may be based on the performance of the fund. The fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the fund. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the fund. To the extent affiliated transactions are permitted, the fund will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the fund. The fund's use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

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It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the fund. Increasing the fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the fund's expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the fund acquired for their own accounts. A large redemption of shares of the fund by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The fund also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the fund and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the fund, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS' activities may limit the fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the fund.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for the fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM) relating to what actions to be taken may also raise conflicts of interests, and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to the fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Advisers Act, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part 2 contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of UBS Global AM's Form ADV Parts 1 and 2 is available on the SEC's Web site (www.adviserinfo.sec.gov).

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Other information

Voting rights. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

Custodian and recordkeeping agent; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for the fund. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Prior names. Prior to June 9, 2003, the Corporation was known as UBS PaineWebber RMA Money Fund Inc., and the fund was known as UBS PaineWebber Retirement Money Fund. Prior to April 16, 2001, the Corporation was known as PaineWebber RMA Money Fund Inc., and the fund was known as PaineWebber Retirement Money Fund.

Counsel. The law firm of Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as independent counsel to the Independent Directors.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the fund's independent registered public accounting firm.

Financial statements

The fund's Annual Report to Shareholders for its fiscal year ended June 30, 2015 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.

©UBS 2015. All rights reserved.
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